UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

(Amendment No.__)

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VOR BIOPHARMA INC.

(Name of Registrant as Specified in its Charter)

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Your Vote Counts!
VOR BIOPHARMA INC.
2025 Annual Meeting
Vote by May 21, 2025 11:59 PM ET
VOR BIOPHARMA INC. 100 CAMBRIDGEPARK DRIVE SUITE 101 CAMBRIDGE, MA 02140
V67331-P25322
You invested in VOR BIOPHARMA INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 22, 2025.
Get informed before you vote
View the Notice and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 8, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
For complete information and to vote, visit www.ProxyVote.com Control #
Smartphone users Vote Virtually at the Meeting*
Point your camera here and May 22, 2025
12:00 PM ET
vote without entering a control number
Virtually at: www.virtualshareholdermeeting.com/VOR2025
*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com
THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.
Voting Items Board Recommends
1. To elect each of the two Class I director nominees, each to serve until the 2028 annual meeting of stockholders and until his or her successor is duly elected and qualified, or until his or her earlier death, resignation or removal.
Nominees: For
01) Matthew Patterson 02) Daniella Beckman
2. To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended to
For date, to increase the number of authorized shares of common stock from 400,000,000 to 800,000, 000.
3. To ratify the selection by the audit committee of the Board of Directors of Ernst & Young LLP as the independent
For registered public accounting firm for the fiscal year ending December 31, 2025.
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.
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V67332-P25322